Exhibit 10.25   Note Purchase Agreement dated October 18, 2004

                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement is made this 16th day of October, 2004, by and between QUINTEK TECHNOLOGIES, INC., a California corporation ("QTEK" or
"Company"),  and  Gerald  Hannahs  ("HANNAHS"  or  "Investor"),   an  accredited
investor.

                                   Background

As more fully set forth herein, HANNAHS agrees to purchase from the Company a total of one (1) Note (the "Note"), in $250,000 denomination with a 5 3/4 % annual interest rate and a six month term. The Note is annexed hereto as Exhibit
A. Additionally, the Company will issue to HANNAHS 5,000,000 bonus redeemable warrants to purchase one share of Company common stock at $0.10 (Ten Cents) for a period of three years from closing. (The bonus warrants ("Warrants") and the Common Stock issuable upon exercise of the Warrants ("Warrant Stock") are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Note against payment, by federal funds wire transfer of $250,000. A form of the Warrant is attached hereto as Exhibit B. The Company will seek to file with the Securities Exchange Commission ("SEC") and make effective a Registration Statement covering the Warrant Stock in this transaction within 120 days of the closing. .In the event the Registration Statement is not declared Effective by the SEC within one hundred and twenty (120) days of the funding of the Note, the Company shall pay a penalty of 1 % (one percent) of the principal amount of the Note. Penalty shall be paid in Common Stock or cash at the option of the Company, on a pro-rata basis for partial months, for each full month the Registration Statement on the Warrant Stock is not declared effective.

                                    Agreement

         NOW THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Subscription. HANNAHS hereby purchases, and the Company hereby sells, the Note and Warrants; and the funding of said Note shall occur within 48 hours of the execution of this Note Purchase Agreement.

         At the time of the execution and delivery of this Note Purchase Agreement, HANNAHS and QTEK have also executed and delivered the Registration Rights Agreement attached hereto as Exhibit "C" ("Registration Rights Agreement")and the Security Agreement attached hereto as Exhibit "D" ("Security Agreement"). Pursuant to the Registration Rights Agreement, the Company agrees to register all of the Warrant Stock with the Securities and Exchange Commission. Pursuant to the Security Agreement, the Note is secured by 543,798 free trading shares of Langley Investments PLC owned by the Company held in an account in the name of Quintek Technologies, Inc. at Cristows Ltd., in London England. HANNAHS may demand repayment of $150,000 of the principal amount of the Note within 30 days of the effectiveness of a registration statement for the Warrant Stock.

         2. Verification of Status as "Accredited Investor". HANNAHS hereby represents to QTEK that he qualifies as an "accredited investor" as such term is defined in Rule 501 promulgated under the Act.

         3. Representations And Warranties of the Company. The Company hereby makes the following representations and warranties to HANNAHS:

                  (a) Issuance of Securities. The issuance of the Securities has been duly authorized by QTEK, and when issued will be validly issued. The Warrants and Warrant Shares when issued will be fully paid and non-assessable.

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                  (b) Corporate Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California, with all requisite power, authority and licensing to own, operate and lease its properties and carry on its business as now being conducted.

                  (c) Authority. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby has been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to carry out the transactions contemplated hereby. (D) Miscelaneous. The Company represents that existing investors have committed to fund additional monies to the Company at this time. Under these agreements, Quintek will receive in excess of an additional $600,000 once a registration statement has been deemed effective by the SEC


         4. Representations by HANNAHS. HANNAHS represents and warrants to the Company as follows:

                  (a) HANNAHS has received, read and understands the provisions of each of the Company's reports on Forms 8-K, 10-QSB and 10-KSB for the past three fiscal years, including the following: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004; and (ii) the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004; HANNAHS understands that all of the foregoing together with this Note Purchase Agreement shall be referred to herein as "Offering Materials".

                  (b) HANNAHS has relied only upon the information presented and contained in the Offering Materials and in the QTEK's filings with the SEC. HANNAHS has had the opportunity to ask of the person or persons acting on behalf of the Company any and all relevant questions in connection with any aspect of the Company including, but not limited to, the Securities offered by the Offering Materials and has received answers which it considers to be reasonably responsive to such questions. HANNAHS has had the opportunity to verify the accuracy of the information contained in the Offering Materials. HANNAHS understands that the proceeds from the sale of the Note and Securities will be used for the purpose of securing an irrevocable letter of credit.

                  (c) HANNAHS understands that it is subscribing for the Securities without being furnished any literature or prospectus in connection with the offering of the Securities other than the Offering Materials, and that the offering of the Securities presented in the Offering Materials will not have been scrutinized by the securities administrator or similar bureau, agency, or department of the state of its domicile.

                  (d) HANNAHS understands (i) that neither the Warrants nor the Warrant Stock has been registered under the Act or registered or qualified under the securities laws of the state of domicile of HANNAHS; (ii) that except as otherwise provided in the Registration Rights Agreement, HANNAHS has no right to require such registration or qualification; and (iii) that therefore HANNAHS must bear the economic risk of the investment for an indefinite period of time because neither the Warrants nor Warrant Stock may be sold unless so registered or qualified or unless an exemption from such registration and qualification is available.

                  (e) Subject to being resold pursuant to an effective registration statement, the Securities are being purchased for HANNAHS's own account for investment purposes only and not for the interest of any other person and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Although the Common Stock of QTEK is currently traded on the OTC Bulletin Board under the symbol "QTEK", HANNAHS also understands that there may not be any established public trading market for the sale of the Securities.

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                  (f) HANNAHS  recognizes  that the  purchase of the  Securities involves a high degree of risk including those special risks set forth under the caption "Risk Factors" and "Forward Looking Statements" on October 1, 2004 under the Form 10-KSB for the year ended June 30, 2004, all of which are incorporated herein by reference.

                  (g) Subject to the registration rights set forth above, HANNAHS understands that its right to transfer the Warrants and Warrant Stock will be restricted as set forth on the stock certificates. Such restrictions include provisions against transfer unless such transfer is not in violation of the Act, or applicable state securities laws (including investor suitability standards).

                  (h) All information which HANNAHS has provided to the Company including, but not limited to, its tax identification number, its financial position, and status as an accredited investor, and its knowledge of financial and business matters is true, correct and complete as of the date of execution of this Note Purchase Agreement. HANNAHS understands that QTEK will rely in a material degree upon the representations contained herein.

                  (i) HANNAHS maintains its principal place of business at the address shown on the signature page of this Note Purchase Agreement, at which address HANNAHS has subscribed for the Securities.

                  (j) HANNAHS understands that legends may be placed on any certificate representing the Warrants, and Warrant Stock substantially to the following effect:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

                  (k) The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby has been duly authorized by HANNAHS.

5. Delay of Registration. Notwithstanding anything contained herein to the contrary, if the Registration Statement (as such term is defined in the Registration Rights Agreement) has not been declared effective under the Act by the Securities and Exchange Commission within 120 days following the date hereof, then in such event, the Company shall owe to HANNAHS an additional one percent (1%) of the aggregate amount of the Note, on a pro rata basis for partial months, for each full month that the Registration Statement is not so declared effective. In lieu of cash, the Company may elect to grant HANNAHS this amount in shares of common stock (based upon the Warrant exercise price of $0.10 (ten cents). These shares, if any, shall be covered by the Registration Rights Agreement.

7. Survival of Representations, Warranties, Covenants, Agreements and Remedies. Except as specifically provided otherwise herein, all representations, warranties, covenants, agreements and remedies of the parties hereto, shall survive the date hereof.

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8.       Entire Agreement.  This Agreement  constitutes the entire understanding and agreement between the parties hereto with respect to the transactions contemplated herein, supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there have been no warranties, representations or promises, written or oral, made by any of the parties hereto except as herein expressly set forth herein.

9. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, personal representatives, successors and assigns but no party may assign its obligations hereunder.

10.      California  Law  Controls.   This  Agreement   shall  be  construed  in
accordance with and shall be governed by the laws of the state of California without regard to its conflicts of law rules.

11. Expenses. The Company shall pay for and prepare all documentation and filings related to this transaction.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Note Purchase Agreement the date first above written.

                                     GERALD HANNAHS

Witness:_________________            By:
                                        ----------------------------------------

                                     Address:
                                     17710 Leatha Lane
                                     Little Rock, AR 72223


                                     QUINTEK TECHNOLOGIES, INC.

                                     By: /s/ Robert Steele
                                        ----------------------------------------
                                        Robert Steele
                                        Chief Executive Officer


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